                                                                EXHIBIT 99

                              MERRILL LYNCH & CO.
                      PRELIMINARY COMPUTATIONAL MATERIALS




                 $963,510,000 ASSET BACKED NOTES, SERIES 1996-2

                      HOUSEHOLD CONSUMER LOAN TRUST 1996-2

                  HOUSEHOLD CONSUMER LOAN CORPORATION (SELLER)
                    HOUSEHOLD FINANCE CORPORATION (SERVICER)

                               TABLE OF CONTENTS

I.    Securities Offered

II.   Class A-1 Note Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

III.  Class A-1 Note Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

IV.   Class A-2 Note Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

V.    Class A-2 Note Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

VI.   Class A-3 Note Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

VII.  Class A-3 Note Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

VIII. Class B Note Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

IX.   Class B Note Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

X.    Collateral Summary


I.   SECURITIES OFFERED (1)

TO 10% CALL:

                                                                            ESTIMATED
                                                                 ESTIMATED  PRINCIPAL  EXPECTED   STATED      EXPECTED
                    APPROX.                         APPROX.       WAL (2)    PAYMENT    FINAL     FINAL        RATINGS
   SECURITIES        SIZE       BENCHMARK   CAP  EXPECTED PRICE   (YRS.)     WINDOW    MATURITY  MATURITY   (S&P/M/F/D&P)
- --------------------------------------------------------------------------------------------------------------------------
Cl. A-1 Notes     $794,000,000  1 mo LIBOR  13%     100.00%        2.39       1-77      1/2003    8/2006   AAA/Aaa/AAA/AAA
Cl. A-2 Notes      $52,240,000  1 mo LIBOR  15%     100.00%        5.07       35-77     1/2003    8/2006   AA/Aa3/AA+/AA+
Cl. A-3 Notes      $67,900,000  1 mo LIBOR  15%     100.00%        5.07       35-77     1/2003    8/2006     A/A2/A+/A+
Cl. B Notes        $49,370,000  1 mo LIBOR  15%     100.00%        5.07       35-77     1/2003    8/2006    BBB/Baa2/A/A
Certificates (3)   $36,886,000      --      --         --           --         --         --        --           --
- --------------------------------------------------------------------------------------------------------------------------

TO MATURITY:

                                                                            ESTIMATED
                                                                 ESTIMATED  PRINCIPAL  EXPECTED   STATED      EXPECTED
                    APPROX.                         APPROX.       WAL (2)    PAYMENT    FINAL     FINAL        RATINGS
   SECURITIES        SIZE       BENCHMARK   CAP  EXPECTED PRICE   (YRS.)     WINDOW    MATURITY  MATURITY   (S&P/M/F/D&P)
- --------------------------------------------------------------------------------------------------------------------------
Cl. A-1 Notes     $794,000,000  1 mo LIBOR  13%     100.00%        2.40       1-79       3/2003   8/2006   AAA/Aaa/AAA/AAA
Cl. A-2 Notes      $52,240,000  1 mo LIBOR  15%     100.00%        5.17       35-82      6/2003   8/2006   AA/Aa3/AA+/AA+
Cl. A-3 Notes      $67,900,000  1 mo LIBOR  15%     100.00%        5.26       35-85      9/2003   8/2006     A/A2/A+/A+
Cl. B Notes        $49,370,000  1 mo LIBOR  15%     100.00%        5.36       35-88     12/2003   8/2006    BBB/Baa2/A/A
Certificates (3)   $36,886,000      --      --         --           --         --         --        --           --
- --------------------------------------------------------------------------------------------------------------------------

(1) Based on pricing assumptions which are: (i) Prepayments of 43% CPR (inclusive of annual charge-offs), (ii) annual charge-offs of 6% with a 100% loss severity, (iii) 2.37% Monthly Draw Rate, (iv) $1,044.8 million of credit lines securing the $1,044.8 million Series 1996-2 Participation, and (v) no addition of new accounts. All rates are assumed to remain constant throughout the life of the securities.
(2)  Assumes settlement on week of August 28, 1996, (the "Closing Date").
(3)  The Certificates will be privately placed.
(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

II. CLASS A-1 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity:  Class A-1 Notes
(page 46 of the Prospectus)

 MONTHLY      TOTAL CPR
DRAW RATE        20%             30%             43%             50%
- ---------  ---------------  --------------  --------------  --------------
  1.00%    3.01 yrs./1-102  2.75 yrs./1-91  1.60 yrs./1-62  1.24 yrs./1-48
  2.37%    3.01 yrs./1-102  2.82 yrs./1-86  2.39 yrs./1-77  1.75 yrs./1-65
  3.00%    3.01 yrs./1-102  2.82 yrs./1-86  2.71 yrs./1-77  2.09 yrs./1-71
  4.00%    3.01 yrs./1-102  2.82 yrs./1-86  2.71 yrs./1-77  2.68 yrs./1-74

Percentage of Original Security Balance: Class A-1 Notes - Amortization Schedule (1) (2)
(page 46 of the Prospectus)

                               CONSTANT PREPAYMENT RATE % CPR
                         ----------------------------------------
     PAYMENT DATE           20%       30%       43%       50%
- -----------------------  --------- --------- --------- ----------
      August 1996            100%      100%      100%      100%
     December 1996            91%       91%       89%       84%
     December 1997            66%       66%       60%       46%
     December 1998            47%       47%       38%       27%
     December 1999            33%       33%       28%       18%
     December 2000            27%       27%       21%       12%
     December 2001            21%       20%       15%        4%
     December 2002            16%       13%        3%        0%
     December 2003            12%        0%        0%        0%
     December 2004             4%        0%        0%        0%
     December 2005             0%        0%        0%        0%
     December 2006             0%        0%        0%        0%
- -----------------------------------------------------------------
W. AVG. LIFE (YRS.) (3)      3.01      2.82      2.39      1.75

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

III. CLASS A-1 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity:  Class A-1 Notes



 MONTHLY      TOTAL CPR
DRAW RATE        20%             30%             43%             50%
- ---------  ---------------  --------------  --------------  --------------
  1.00%    3.02 yrs./1-107  2.76 yrs./1-97  1.61yrs./1-67   1.25 yrs./1-54
  2.37%    3.02 yrs./1-107  2.82 yrs./1-88  2.40 yrs./1-79  1.76 yrs./1-69
  3.00%    3.02 yrs./1-107  2.82 yrs./1-88  2.71 yrs./1-78  2.10 yrs./1-73
  4.00%    3.02 yrs./1-107  2.82 yrs./1-88  2.71 yrs./1-78  2.68 yrs./1-75

Percentage of Original Security Balance: Class A-1 Notes - Amortization Schedule (1) (2)


                            CONSTANT PREPAYMENT RATE % CPR
                        ---------------------------------------
     PAYMENT DATE          20%       30%       43%       50%
- ----------------------  --------- --------- -------- ----------

      August 1996          100%      100%      100%      100%
     December 1996         91%       91%       89%       84%
     December 1997         66%       66%       60%       46%
     December 1998         47%       47%       38%       27%
     December 1999         33%       33%       28%       18%
     December 2000         27%       27%       21%       12%
     December 2001         21%       20%       15%        4%
     December 2002         16%       13%        3%        0%
     December 2003         12%        0%        0%        0%
     December 2004          4%        0%        0%        0%
     December 2005          0%        0%        0%        0%
     December 2006          0%        0%        0%        0%
- ---------------------------------------------------------------
W. AVG. LIFE (YRS.) (3)    3.02      2.82      2.40      1.76

(1)  Assumes that a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

IV. CLASS A-2 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity:  Class A-2 Notes
(page 47 of the Prospectus)

 MONTHLY      TOTAL CPR
DRAW RATE        20%               30%              43%              50%
- ---------  ----------------  ---------------  ---------------  ---------------
  1.00%    6.47 yrs./43-102  5.85 yrs./40-91  3.60 yrs./22-62  2.78 yrs./17-48
  2.37%    6.47 yrs./43-102  5.83 yrs./43-86  5.07 yrs./35-77  3.87 yrs./24-65
  3.00%    6.47 yrs./43-102  5.83 yrs./43-86  5.46 yrs./43-77  4.51 yrs./30-71
  4.00%    6.47 yrs./43-102  5.83 yrs./43-86  5.46 yrs./43-77  5.34 yrs./43-74

Percentage of Original Security Balance: Class A-2 Notes - Amortization Schedule (1) (2)

(page 47 of the Prospectus)

                               CONSTANT PREPAYMENT RATE % CPR
                           -------------------------------------
     PAYMENT DATE            20%       30%       43%      50%
- -----------------------    -------- -------- --------- ---------
      August 1996            100%      100%      100%      100%
     December 1996           100%      100%      100%      100%
     December 1997           100%      100%      100%      100%
     December 1998           100%      100%      100%       86%
     December 1999           100%      100%       88%       58%
     December 2000            84%       84%       68%       39%
     December 2001            67%       64%       47%       36%
     December 2002            52%       40%       36%        0%
     December 2003            38%        0%        0%        0%
     December 2004            36%        0%        0%        0%
     December 2005             0%        0%        0%        0%
     December 2006             0%        0%        0%        0%
- ----------------------------------------------------------------
W. AVG. LIFE (YRS.) (3)      6.47      5.83      5.07      3.87

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

V. CLASS A-2 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity:  Class A-2 Notes



 MONTHLY      TOTAL CPR
DRAW RATE        20%               30%               43%              50%
- ---------  ----------------  ----------------  ---------------  ---------------
  1.00%    6.67 yrs./43-111  6.09 yrs./40-101  3.84 yrs./22-72  3.03 yrs./17-59
  2.37%    6.67 yrs./43-111  5.93 yrs./43-90   5.17 yrs./35-82  4.04 yrs./24-72
  3.00%    6.67 yrs./43-111  5.93 yrs./43-90   5.52 yrs./43-80  4.62 yrs./30-76
  4.00%    6.67 yrs./43-111  5.93 yrs./43-90   5.50 yrs./43-79  5.38 yrs./43-76

Percentage of Original Security Balance: Class A-2 Notes - Amortization Schedule (1) (2)



                             CONSTANT PREPAYMENT RATE % CPR
                         --------------------------------------
     PAYMENT DATE          20%       30%       43%       50%
- -----------------------  --------  --------  --------  --------
      August 1996          100%      100%      100%      100%
     December 1996         100%      100%      100%      100%
     December 1997         100%      100%      100%      100%
     December 1998         100%      100%      100%      86%
     December 1999         100%      100%      88%       58%
     December 2000         84%       84%       68%       39%
     December 2001         67%       64%       47%       36%
     December 2002         52%       40%       36%        0%
     December 2003         38%       33%        0%        0%
     December 2004         36%        0%        0%        0%
     December 2005          0%        0%        0%        0%
     Decmeber 2006          0%        0%        0%        0%
- ---------------------------------------------------------------
W. Avg. Life (yrs.) (3)    6.67      5.93      5.17      4.04

(1)  Assumes that a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

VI. CLASS A-3 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity:  Class A Notes

(page 48 of the Prospectus)

 MONTHLY      TOTAL CPR
DRAW RATE        20%               30%              43%              50%
- ---------  ----------------  ---------------  ---------------  ---------------
  1.00%    6.47 yrs./43-102  5.85 yrs./40-91  3.60 yrs./22-62  2.78 yrs./17-48
  2.37%    6.47 yrs./43-102  5.83 yrs./43-86  5.07 yrs./35-77  3.87 yrs./24-65
  3.00%    6.47 yrs./43-102  5.83 yrs./43-86  5.46 yrs./43-77  4.51 yrs./30-71
  4.00%    6.47 yrs./43-102  5.83 yrs./43-86  5.46 yrs./43-77  5.34 yrs./43-74

Percentage of Original Security Balance: Class A-3 Notes - Amortization Schedule (1) (2)

(page 48 of the Prospectus)

                             CONSTANT PREPAYMENT RATE % CPR
                         --------------------------------------
     PAYMENT DATE           20%       30%       43%       50%
- ----------------------   --------  --------  --------  --------
      August 1996            100%      100%      100%      100%
     December 1996           100%      100%      100%      100%
     December 1997           100%      100%      100%      100%
     December 1998           100%      100%      100%       86%
     December 1999           100%      100%       88%       58%
     December 2000            84%       84%       68%       39%
     December 2001            67%       64%       47%       36%
     December 2002            52%       40%       36%        0%
     December 2003            38%        0%        0%        0%
     December 2004            36%        0%        0%        0%
     December 2005             0%        0%        0%        0%
     December 2006             0%        0%        0%        0%
- ---------------------------------------------------------------
W. AVG. LIFE (YRS.) (3)      6.47      5.83      5.07      3.87

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

VII. CLASS A-3 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity:  Class A-3 Notes



 MONTHLY      TOTAL CPR
DRAW RATE        20%               30%               43%              50%
- ---------  ----------------  ----------------  ---------------  ---------------
  1.00%    6.81 yrs./43-116  6.25 yrs./40-108  4.03 yrs./22-81  3.24 yrs./17-67
  2.37%    6.81 yrs./43-116  6.00 yrs./43-93   5.26 yrs./35-85  4.16 yrs./24-77
  3.00%    6.81 yrs./43-116  6.00 yrs./43-93   5.58 yrs./43-82  4.70 yrs./30-79
  4.00%    6.81 yrs./43-116  6.00 yrs./43-93   5.55 yrs./43-81  5.42 yrs./43-78

Percentage of Original Security Balance: Class A-3 Notes - Amortization Schedule (1) (2)



                             CONSTANT PREPAYMENT RATE % CPR
                         --------------------------------------
     PAYMENT DATE          20%       30%       43%       50%
- ----------------------   --------  --------  --------  --------
      August 1996          100%      100%      100%      100%
     December 1996         100%      100%      100%      100%
     December 1997         100%      100%      100%      100%
     December 1998         100%      100%      100%      86%
     December 1999         100%      100%      88%       58%
     December 2000         84%       84%       68%       39%
     December 2001         67%       64%       47%       36%
     December 2002         52%       40%       36%        5%
     December 2003         38%       36%        0%        0%
     December 2004         36%        0%        0%        0%
     December 2005         22%        0%        0%        0%
     Decmeber 2006          0%        0%        0%        0%
- ---------------------------------------------------------------
W. AVG. LIFE (YRS.) (3)    6.81      6.00      5.26      4.16

(1)  Assumes that a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

VIII. CLASS B NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class B Notes

(page 49 of the Prospectus)

 MONTHLY      TOTAL CPR
DRAW RATE        20%               30%              43%              50%
- ---------  ----------------  ---------------  ---------------  ---------------
  1.00%    6.47 yrs./43-102  5.85 yrs./40-91  3.60 yrs./22-62  2.78 yrs./17-48
  2.37%    6.47 yrs./43-102  5.83 yrs./43-86  5.07 yrs./35-77  3.87 yrs./24-65
  3.00%    6.47 yrs./43-102  5.83 yrs./43-86  5.46 yrs./43-77  4.51 yrs./30-71
  4.00%    6.47 yrs./43-102  5.83 yrs./43-86  5.46 yrs./43-77  5.34 yrs./43-74

Percentage of Original Security Balance:  Class B Notes - Amortization Schedule
(1) (2)

(page 49 of the Prospectus)

                                 CONSTANT PREPAYMENT RATE % CPR
                             --------------------------------------
       PAYMENT DATE            20%       30%       43%       50%
- --------------------------   --------  --------  --------  --------
        August 1996              100%      100%      100%      100%
       December 1996             100%      100%      100%      100%
       December 1997             100%      100%      100%      100%
       December 1998             100%      100%      100%       86%
       December 1999             100%      100%       88%       58%
       December 2000              84%       84%       68%       39%
       December 2001              67%       64%       47%       36%
       December 2002              52%       40%       36%        0%
       December 2003              38%        0%        0%        0%
       December 2004              36%        0%        0%        0%
       December 2005               0%        0%        0%        0%
       December 2006               0%        0%        0%        0%
- -------------------------------------------------------------------
W. AVG. LIFE (IN YEARS) (3)      6.47      5.83      5.07      3.87

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

IX. CLASS B NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class B Notes

 MONTHLY      TOTAL CPR
DRAW RATE        20%               30%               43%              50%
- ---------  ----------------  ----------------  ---------------  ---------------
  1.00%    6.94 yrs./43-119  6.44 yrs./40-114  4.27 yrs./22-89  3.49 yrs./17-76
  2.37%    6.94 yrs./43-119  6.08 yrs./43-95   5.36 yrs./35-88  4.30 yrs./24-81
  3.00%    6.94 yrs./43-119  6.08 yrs./43-95   5.63 yrs./43-83  4.79 yrs./30-82
  4.00%    6.94 yrs./43-119  6.08 yrs./43-95   5.59 yrs./43-82  5.46 yrs./43-79

Percentage of Original Security Balance:  Class B Notes - Amortization Schedule
(1) (2)

                                 CONSTANT PREPAYMENT RATE % CPR
                             --------------------------------------
       PAYMENT DATE            20%       30%       43%       50%
- ---------------------------  --------  --------  --------  --------
        August 1996            100%      100%      100%      100%
       December 1996           100%      100%      100%      100%
       December 1997           100%      100%      100%      100%
       December 1998           100%      100%      100%      86%
       December 1999           100%      100%      88%       58%
       December 2000           84%       84%       68%       39%
       December 2001           67%       64%       47%       36%
       December 2002           52%       40%       36%       36%
       December 2003           38%       36%        0%        0%
       December 2004           36%        0%        0%        0%
       December 2005           36%        0%        0%        0%
       Decmeber 2006            0%        0%        0%        0%
- -------------------------------------------------------------------
W. AVG. LIFE (IN YEARS) (3)    6.94      6.08      5.36      4.30

(1)  Assumes that a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

X.   COLLATERAL SUMMARY

     Collateral statistics for the Credit Lines are listed below as of the Cut-Off Date.

Total Number of Credit Lines                                    572,384
Total Outstanding Credit Line Balance                 $2,911,818,229.60
Average Loan Credit Line Balance                              $5,087.18
Weighted Average Loan Utilization Rate                           86.85%
Loan Type:
  Personal Unsecured Credit Lines                     $2,225,548,871.71
  Personal Homeowner Credit Lines                       $686,269,387.89
Rate Basis (Fixed Rate / Variable Rate)                   30.33%/69.67%
Weighted Average Coupon (All Credit Lines)                       19.64%
Weighted Average Coupon (Fixed Rate Credit Lines)                19.41%
Weighted Average Margin (Variable Rate Credit Lines)             11.65%
Geographic Distribution (States with greater than
5% principal balance concentration):
  California                                                     21.54%
  Michigan                                                        7.64%
  New York                                                        7.62%
  Pennsylvania                                                    6.50%
  Florida                                                         6.33%
  Ohio                                                            5.27%
Days Delinquent:
  0 to 29                                                        89.47%
  30 to 59                                                        4.27%
  60 to 89                                                        1.70%
  90 to 119                                                       1.05%
  120 to 149                                                      0.72%
  150 to 179                                                      0.63%
  180+                                                            2.16%

                              MERRILL LYNCH & CO.
                      PRELIMINARY COMPUTATIONAL MATERIALS




              $36,517,140 ASSET BACKED CERTIFICATES, SERIES 1996-2

                      HOUSEHOLD CONSUMER LOAN TRUST 1996-2

                  HOUSEHOLD CONSUMER LOAN CORPORATION (SELLER)
                    HOUSEHOLD FINANCE CORPORATION (SERVICER)

                               TABLE OF CONTENTS


I. Certificates Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

II. Certificates Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

I. CERTIFICATES WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Certificates



 MONTHLY      TOTAL CPR
DRAW RATE        20%               30%              43%              50%
- ---------  ----------------  ---------------  ---------------  ---------------
  1.00%    5.20 yrs./39-102  4.74 yrs./36-91  2.82 yrs./20-62  2.17 yrs./15-48
  2.37%    5.20 yrs./39-102  4.82 yrs./39-86  4.11 yrs./32-77  3.05 yrs./22-65
  3.00%    5.20 yrs./39-102  4.82 yrs./39-86  4.60 yrs./39-77  3.61 yrs./27-71
  4.00%    5.20 yrs./39-102  4.82 yrs./39-86  4.60 yrs./39-77  4.53 yrs./39-74

Percentage of Original Security Balance:  Certificates - Amortization Schedule
(1) (2)



                                 CONSTANT PREPAYMENT RATE % CPR (1)
                             ------------------------------------------
       PAYMENT DATE             20%        30%        43%        50%
- --------------------------   ---------  ---------  ---------  ---------
        August 1996               100%       100%       100%       100%
       December 1996              100%       100%       100%       100%
       December 1997              100%       100%       100%       100%
       December 1998              100%       100%       100%        51%
       December 1999               81%        81%        52%        34%
       December 2000               50%        50%        40%        23%
       December 2001               40%        38%        28%        21%
       December 2002               31%        24%        21%         0%
       December 2003               22%         0%         0%         0%
       December 2004               21%         0%         0%         0%
       December 2005                0%         0%         0%         0%
       December 2006                0%         0%         0%         0%
- -----------------------------------------------------------------------
W. AVG. LIFE (IN YEARS) (3)       5.20       4.82       4.11       3.05

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3)  The weighted average life of each of the Certificates is determined by
     (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Certificates will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

II. CERTIFICATES WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

   (1)  The Credit Lines have a yield of 17%;
   (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
   (3)  Annual charge-off rates of 6% and a 100% loss severity; and
   (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Certificates

 MONTHLY       TOTAL CPR
DRAW RATE         20%               30%               43%               50%
- ---------  -----------------  ----------------  ----------------  ---------------
  1.00%    5.52 yrs./39-124   5.17 yrs./36-122  3.34 yrs./20-105  2.73 yrs./15-99
  2.37%    5.52 yrs./39-124   4.99 yrs./39-98   4.32 yrs./32-92   3.36 yrs./22-88
  3.00%    5.52 yrs./39-124   4.99 yrs./39-98   4.72 yrs./39-85   3.81 yrs./27-85
  4.00%    5.52 yrs./39-124   4.99 yrs./39-98   4.69 yrs./39-84   4.62 yrs./39-80

Percentage of Original Security Balance:  Certificates - Amortization Schedule
(1) (2)

                                 CONSTANT PREPAYMENT RATE % CPR (1)
                             ------------------------------------------
       PAYMENT DATE             20%        30%        43%        50%
- --------------------------   ---------  --------  ----------  ---------
        August 1996            100%       100%       100%       100%
       December 1996           100%       100%       100%       100%
       December 1997           100%       100%       100%       100%
       December 1998           100%       100%       100%        51%
       December 1999            81%        81%        52%        34%
       December 2000            50%        50%        40%        23%
       December 2001            40%        38%        28%        21%
       December 2002            31%        24%        21%        21%
       December 2003            22%        21%        14%        0%
       December 2004            21%        0%         0%         0%
       December 2005            21%        0%         0%         0%
       Decmeber 2006            0%         0%         0%         0%
- -----------------------------------------------------------------------
W. AVG. LIFE (IN YEARS) (3)    5.52       4.99       4.32       3.36

(1)  Assumes that a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3)  The weighted average life of each of the Certificates is determined by
     (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Certificates will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.